Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

 CHESAPEAKE LODGING TRUST REPORTS THIRD QUARTER RESULTS

ARLINGTON, VA, November 2, 2017 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended September 30, 2017.
HIGHLIGHTS

•	RevPAR: 3.4% decrease for the 22-hotel portfolio and 3.4% decrease for the 15-hotel portfolio over the same period in 2016.

•	Adjusted Hotel EBITDA Margin: 100 basis point decrease to 33.6% for the 22-hotel portfolio and 90 basis point decrease to 35.8% for the 15-hotel portfolio over the same period in 2016.

•	Adjusted Hotel EBITDA: $53.1 million.

•	Adjusted Corporate EBITDA: $48.9 million.

•	Net income available to common shareholders: $14.1 million or $0.24 per diluted common share.

•	Adjusted FFO: $37.7 million or $0.64 per diluted common share.

•	Preferred share redemption: Redeemed $125.0 million of 7.75% Series A Cumulative Redeemable Preferred Shares.

•	Disposition: Entered into a definitive agreement to sell the 222-room The Hotel Minneapolis, Autograph Collection for a sale price of $46.0 million.
“We are pleased with our results for the third quarter which were in line with the mid-point of our provided outlook despite negative impacts resulting from Hurricanes Harvey and Irma during the quarter. Outside of those markets specifically effected by the recent hurricanes, including Hurricane Nate which negatively effected our New Orleans hotels in early October, we believe operating fundamentals for the U.S. lodging industry remain stable and as a result, we expect our 14-hotel portfolio to resume growth in RevPAR in the fourth quarter,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer.

Mr. Francis continued, “Our transformative renovation at the JW Marriott San Francisco Union Square remains on track with completion expected in December 2017 and we are encouraged by the positive guest feedback we have been receiving on the new room product. Between this renovation and those completed earlier in the year at both the Denver Marriott City Center and the Boston Marriott Newton, we believe our hotel portfolio is well positioned for outperformance relative to the U.S. lodging industry in 2018.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and nine months ended September 30, 2017 and 2016 (in millions, except share and per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Total revenue	$158.3	$164.5	$455.6	$474.6

Net income available to common shareholders	$14.1	$23.5	$38.9	$57.3
Net income per diluted common share	$0.24	$0.40	$0.65	$0.97

Adjusted Hotel EBITDA	$53.1	$57.0	$146.1	$159.6

Adjusted Corporate EBITDA	$48.9	$52.9	$132.3	$145.6

AFFO available to common shareholders	$37.7	$42.1	$100.2	$112.0
AFFO per diluted common share	$0.64	$0.71	$1.69	$1.90

Weighted-average number of diluted common shares outstanding	59,287,812	58,928,433	59,244,803	58,894,529
HOTEL OPERATING RESULTS

During 2017, the Trust expects the following seven of its 22 hotels to be negatively effected as a result of (1) the expected negative impact on lodging demand in San Francisco resulting from the temporary closure and expansion of the Moscone Center and/or (2) significant guestroom renovations undergoing during the year: Le Meridien San Francisco, JW Marriott San Francisco Union Square, Hyatt Centric Fisherman’s Wharf, Hotel Adagio San Francisco, Autograph Collection, Boston Marriott Newton, Denver Marriott City Center, and Hyatt Regency Mission Bay Spa and Marina. As such, the Trust is reporting key operating metrics for a 15-hotel portfolio in addition to the 22-hotel portfolio. Included in the following table are comparisons of the key operating metrics for the 22-hotel portfolio and the 15-hotel portfolio for the three and nine months ended September 30, 2017 and 2016 (in thousands, except for ADR and RevPAR):

	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	Change	2017	2016	Change
22-Hotel Portfolio
Occupancy	88.5%	88.8%	(30) bps	83.9%	85.2%	(130) bps
ADR	$226.10	$233.19	(3.0)%	$224.57	$229.20	(2.0)%
RevPAR	$200.12	$207.12	(3.4)%	$188.46	$195.34	(3.5)%
Adjusted Hotel EBITDA	$53,123	$56,983	(6.8)%	$146,067	$159,631	(8.5)%
Adjusted Hotel EBITDA Margin	33.6%	34.6%	(100) bps	32.1%	33.6%	(150) bps
15-Hotel Portfolio
Occupancy	88.5%	88.3%	20 bps	85.5%	84.9%	60 bps
ADR	$220.66	$228.81	(3.6)%	$219.67	$225.06	(2.4)%
RevPAR	$195.29	$202.12	(3.4)%	$187.78	$191.18	(1.8)%
Adjusted Hotel EBITDA	$32,427	$34,747	(6.7)%	$92,602	$98,319	(5.8)%
Adjusted Hotel EBITDA Margin	35.8%	36.7%	(90) bps	35.1%	36.1%	(100) bps

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
CAPITAL MARKETS ACTIVITY
On July 17, 2017, the Trust redeemed all 5,000,000 shares of its issued and outstanding 7.75% Series A Cumulative Redeemable Preferred Shares at a redemption amount of $25.00 per share, plus accrued and unpaid dividends, with a borrowing under its revolving credit facility.
DISPOSITION ACTIVITY
On November 2, 2017, the Trust announced that it had entered into a definitive agreement to sell the 222-room The Hotel Minneapolis, Autograph Collection located in Minneapolis, Minnesota for a sale price of $46.0 million, or approximately $207,000 per key, subject to customary working capital pro-rations at closing. Completion of the proposed sale is expected within the next 30 days, subject to customary closing requirements and conditions.
DIVIDENDS
On July 14, 2017, the Trust paid dividends in the amounts of $0.40 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of June 30, 2017. On September 18, 2017, the Trust declared a dividend in the amount of $0.40 per share payable to its common shareholders of record as of September 29, 2017. The dividend was paid on October 13, 2017.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

2017 OUTLOOK
The Trust is updating its 2017 outlook to incorporate its second quarter results, recent trends and fundamentals, the redemption of its 7.75% Series A Cumulative Redeemable Preferred Shares, and the pending sale of The Hotel Minneapolis, Autograph Collection. The outlook assumes no future acquisitions, additional dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

Fourth Quarter 2017	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$15.5	$17.5
Net income per diluted common share	$0.26	$0.29

Adjusted Corporate EBITDA	$37.1	$39.3

AFFO available to common shareholders	$28.1	$30.0
AFFO per diluted common share	$0.47	$0.51

Corporate cash general and administrative expense	$2.3	$2.5
Corporate non-cash general and administrative expense	$1.8	$1.8

Weighted-average number of diluted common shares outstanding	59.3	59.3

HOTEL PORTFOLIO(1):

21-Hotel Portfolio
Comparable RevPAR	$174.00	$178.00
Comparable RevPAR change as compared to 2016	(1.0)%	1.0%
Comparable Adjusted Hotel EBITDA	$40.8	$43.0
Comparable Adjusted Hotel EBITDA Margin	29.3%	30.3%
Comparable Adjusted Hotel EBITDA Margin change as compared to 2016	(100) bps	0 bps

14-Hotel Portfolio
Comparable RevPAR	$178.00	$181.00
Comparable RevPAR change as compared to 2016	0.0%	2.0%
Comparable Adjusted Hotel EBITDA	$26.9	$28.3
Comparable Adjusted Hotel EBITDA Margin	33.3%	34.3%
Comparable Adjusted Hotel EBITDA Margin change as compared to 2016	(25) bps	75 bps
_____________
(1) The Trust uses the term “comparable” to refer to metrics that include only those hotels owned for the entirety of the two periods being compared. Since The Hotel Minneapolis, Autograph Collection, is under contract to be sold with completion of the proposed sale expected in Q4 2017, it has been excluded in the updated outlook for the hotel portfolio metrics for Q4 and full year 2017.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

Full Year 2017	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$54.1	$56.0	$45.3	$49.8
Net income per diluted common share	$0.91	$0.95	$0.77	$0.84

Adjusted Corporate EBITDA	$169.4	$171.5	$169.0	$174.3

AFFO available to common shareholders	$128.2	$130.2	$127.8	$132.3
AFFO per diluted common share	$2.16	$2.20	$2.16	$2.24

Corporate cash general and administrative expense	$10.4	$10.6	$10.5	$11.3
Corporate non-cash general and administrative expense	$7.5	$7.5	$7.5	$7.5

Weighted-average number of diluted common shares outstanding	59.3	59.3	59.1	59.1

HOTEL PORTFOLIO(1):

21-Hotel Portfolio
Comparable RevPAR	$186.00	$187.00
Comparable RevPAR change as compared to 2016	(2.8)%	(2.3)%
Comparable Adjusted Hotel EBITDA	$184.4	$186.6
Comparable Adjusted Hotel EBITDA Margin	31.5%	31.7%
Comparable Adjusted Hotel EBITDA Margin change as compared to 2016	(140) bps	(115) bps

14-Hotel Portfolio
Comparable RevPAR	$188.00	$189.00
Comparable RevPAR change as compared to 2016	(1.0)%	(0.5)%
Comparable Adjusted Hotel EBITDA	$117.1	$118.4
Comparable Adjusted Hotel EBITDA Margin	34.9%	35.1%
Comparable Adjusted Hotel EBITDA Margin change as compared to 2016	(70) bps	(45) bps
_____________
(1) The Trust uses the term “comparable” to refer to metrics that include only those hotels owned for the entirety of the two periods being compared. Since The Hotel Minneapolis, Autograph Collection, is under contract to be sold with completion of the proposed sale expected in Q4 2017, it has been excluded in the updated outlook for the hotel portfolio metrics for Q4 and full year 2017.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gain (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends, write-off of issuance costs of redeemed preferred shares, and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and the write-off of issuance costs of redeemed preferred shares, which is a non-recurring item. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Thursday, November 2, 2017 at 11:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 3040539. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on November 9, 2017. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 3040539. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,694 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust's expectation that the disposition will be consummated on the terms described and within the anticipated timetable, and the Trust’s fourth quarter and full year 2017 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of November 2, 2017, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2017	December 31, 2016
	(unaudited)

ASSETS
Property and equipment, net	$1,828,303	$1,882,869
Intangible assets, net	35,401	35,835
Cash and cash equivalents	43,568	43,060
Restricted cash	34,168	36,128
Accounts receivable, net	28,273	19,966
Prepaid expenses and other assets	19,005	17,516
Assets held for sale	40,179	—
Total assets	$2,028,897	$2,035,374

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$877,352	$737,310
Accounts payable and accrued expenses	68,074	64,581
Other liabilities	42,075	44,808
Liabilities related to assets held for sale	1,451	—
Total liabilities	988,952	846,699

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; no shares and 5,000,000 shares issued and outstanding, respectively	—	50
Common shares, $.01 par value; 400,000,000 shares authorized; 60,115,071 shares and 59,671,964 shares issued and outstanding, respectively	601	597
Additional paid-in capital	1,188,435	1,304,364
Cumulative dividends in excess of net income	(149,110)	(116,297)
Accumulated other comprehensive income (loss)	19	(39)
Total shareholders’ equity	1,039,945	1,188,675
Total liabilities and shareholders’ equity	$2,028,897	$2,035,374

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	2.93	3.24
Leverage ratio(1)	40.5%	31.9%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
REVENUE
Rooms	$123,241	$127,552	$344,410	$358,291
Food and beverage	27,172	29,633	89,620	95,852
Other	7,864	7,344	21,582	20,428
Total revenue	158,277	164,529	455,612	474,571

EXPENSES
Hotel operating expenses:
Rooms	28,132	28,532	80,822	81,909
Food and beverage	21,306	22,536	66,694	69,413
Other direct	1,480	1,690	4,136	4,837
Indirect	54,081	54,633	157,428	158,316
Total hotel operating expenses	104,999	107,391	309,080	314,475
Depreciation and amortization	19,369	18,703	57,252	55,797
Air rights contract amortization	130	130	390	390
Corporate general and administrative	4,216	4,074	13,798	14,074
Total operating expenses	128,714	130,298	380,520	384,736

Operating income	29,563	34,231	75,092	89,835

Interest expense	(9,020)	(8,122)	(24,989)	(23,892)
Gain on sale of hotel	—	—	—	598

Income before income taxes	20,543	26,109	50,103	66,541

Income tax expense	(1,590)	(162)	(1,470)	(1,982)

Net income	18,953	25,947	48,633	64,559

Preferred share dividends	(430)	(2,422)	(5,274)	(7,266)
Write-off of issuance costs of redeemed preferred shares	(4,419)	—	(4,419)	—
Net income available to common shareholders	$14,104	$23,525	$38,940	$57,293

Net income per common share—basic and diluted	$0.24	$0.40	$0.65	$0.97

Weighted-average number of common shares outstanding:
Basic	59,043,425	58,729,338	59,024,497	58,711,056
Diluted	59,287,812	58,928,433	59,244,803	58,894,529

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2017	2016

Cash flows from operating activities:
Net income	$48,633	$64,559
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	57,252	55,797
Air rights contract amortization	390	390
Deferred financing costs amortization	1,248	1,409
Gain on sale of hotel	—	(598)
Share-based compensation	5,671	7,150
Other	(465)	(642)
Changes in assets and liabilities:
Accounts receivable, net	(8,825)	(11,209)
Prepaid expenses and other assets	(1,907)	585
Accounts payable and accrued expenses	5,089	4,605
Other liabilities	173	(33)
Net cash provided by operating activities	107,259	122,013

Cash flows from investing activities:
Disposition of hotel	—	2,028
Improvements and additions to hotels	(41,952)	(17,562)
Change in restricted cash	1,960	(810)
Net cash used in investing activities	(39,992)	(16,344)

Cash flows from financing activities:
Redemption of preferred shares	(125,000)	—
Borrowings under revolving credit facility	300,000	175,000
Repayments under revolving credit facility	(250,000)	(215,000)
Proceeds from issuance of unsecured term loan	225,000	—
Proceeds from issuance of mortgage debt	—	150,000
Principal prepayments on mortgage debt	—	(122,220)
Scheduled principal payments on mortgage debt	(134,435)	(7,847)
Payment of deferred financing costs	(1,771)	(935)
Payment of dividends to common shareholders	(72,168)	(70,842)
Payment of dividends to preferred shareholders	(7,320)	(7,266)
Repurchase of common shares	(1,065)	(194)
Net cash used in financing activities	(66,759)	(99,304)
Net increase in cash	508	6,365
Cash and cash equivalents, beginning of period	43,060	50,544
Cash and cash equivalents, end of period	$43,568	$56,909

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the 22-hotel portfolio for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income	$18,953	$25,947	$48,633	$64,559
Add: Interest expense	9,020	8,122	24,989	23,892
Income tax expense	1,590	162	1,470	1,982
Depreciation and amortization	19,369	18,703	57,252	55,797
Air rights contract amortization	130	130	390	390
Corporate general and administrative	4,216	4,074	13,798	14,074
Hotel EBITDA	53,278	57,138	146,532	160,694

Less: Non-cash amortization(1)	(155)	(155)	(465)	(465)
Gain on sale of hotel	—	—	—	(598)
Adjusted Hotel EBITDA	$53,123	$56,983	$146,067	$159,631
Total revenue	$158,277	$164,529	$455,612	$474,571

Adjusted Hotel EBITDA Margin	33.6%	34.6%	32.1%	33.6%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.
The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income	$18,953	$25,947	$48,633	$64,559
Add: Interest expense	9,020	8,122	24,989	23,892
Income tax expense	1,590	162	1,470	1,982
Depreciation and amortization	19,369	18,703	57,252	55,797
Corporate EBITDA	48,932	52,934	132,344	146,230
Less: Non-cash amortization(1)	(25)	(26)	(76)	(76)
Gain on sale of hotel	—	—	—	(598)
Adjusted Corporate EBITDA	$48,907	$52,908	$132,268	$145,556
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and nine months ended September 30, 2017 and 2016:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net income	$18,953	$25,947	$48,633	$64,559
Add: Depreciation and amortization	19,369	18,703	57,252	55,797
Less: Gain on sale of hotel	—	—	—	(598)
FFO	38,322	44,650	105,885	119,758

Less: Preferred share dividends	(430)	(2,422)	(5,274)	(7,266)
Write-off of issuance costs of redeemed preferred shares	(4,419)	—	(4,419)	—
Dividends declared on unvested time-based awards	(124)	(146)	(371)	(435)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	33,349	42,082	95,821	112,057

Add: Write-off of issuance costs of redeemed preferred shares	4,419	—	4,419	—
Less: Non-cash amortization(1)	(25)	(26)	(76)	(76)
AFFO available to common shareholders	$37,743	$42,056	$100,164	$111,981

FFO per common share:
Basic	$0.56	$0.72	$1.62	$1.91
Diluted	$0.56	$0.71	$1.62	$1.90

AFFO per common share:
Basic	$0.64	$0.72	$1.70	$1.91
Diluted	$0.64	$0.71	$1.69	$1.90
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the 21-hotel portfolio for the three months and year ending December 31, 2017:

	Three Months Ending December 31, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$15,620	$17,570	$64,270	$66,220
Add: Interest expense	8,990	8,990	33,980	33,980
Income tax expense (benefit)	(50)	150	1,420	1,620
Depreciation and amortization	18,840	18,840	76,090	76,090
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,130	4,330	17,930	18,130
Hotel EBITDA	47,660	50,010	194,210	196,560

Less: Non-cash amortization(1)	(160)	(160)	(640)	(640)
Gain on sale of hotel	(6,250)	(6,250)	(6,250)	(6,250)
Adjusted Hotel EBITDA	41,250	43,600	187,320	189,670
Less: Hotel EBITDA of hotel to be sold(2)	(500)	(600)	(2,920)	(3,020)
Comparable Adjusted Hotel EBITDA(3)	$40,750	$43,000	$184,400	$186,650

Total revenue	$140,400	$143,500	$596,010	$599,110
Less: Total revenue of hotel to be sold(2)	(1,400)	(1,600)	(10,560)	(10,760)
Comparable total revenue(3)	$139,000	$141,900	$585,450	$588,350

Comparable Adjusted Hotel EBITDA Margin(3)	29.3%	30.3%	31.5%	31.7%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for The Hotel Minneapolis, Autograph Collection, which is under contract to be sold with completion of the sale expected in Q4 2017.

(3)	The Trust uses the term "comparable" to refer to metrics that include only those hotels owned for the entirety of the two periods being compared.
The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months and year ending December 31, 2017:

	Three Months Ending December 31, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$15,620	$17,570	$64,270	$66,220
Add: Interest expense	8,990	8,990	33,980	33,980
Income tax expense (benefit)	(50)	150	1,420	1,620
Depreciation and amortization	18,840	18,840	76,090	76,090
Corporate EBITDA	43,400	45,550	175,760	177,910

Less: Non-cash amortization(1)	(30)	(30)	(120)	(120)
Gain on sale of hotel	(6,250)	(6,250)	(6,250)	(6,250)
Adjusted Corporate EBITDA	$37,120	$39,270	$169,390	$171,540
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months and year ending December 31, 2017:

	Three Months Ending December 31, 2017		Year Ending December 31, 2017
	Low	High	Low	High
Net income	$15,620	$17,570	$64,270	$66,220
Add: Depreciation and amortization	18,840	18,840	76,090	76,090
Less: Gain on sale of hotel	(6,250)	(6,250)	(6,250)	(6,250)
FFO	28,210	30,160	134,110	136,060

Less: Preferred share dividends	—	—	(5,270)	(5,270)
Write-off of issuance costs of redeemed preferred shares	—	—	(4,420)	(4,420)
Dividends declared on unvested time-based awards	(120)	(120)	(490)	(490)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	28,090	30,040	123,930	125,880

Add: Write-off of issuance costs of redeemed preferred shares	—	—	4,420	4,420
Less: Non-cash amortization(1)	(30)	(30)	(120)	(120)
AFFO available to common shareholders	$28,060	$30,010	$128,230	$130,180

FFO per common share:
Basic	$0.48	$0.51	$2.10	$2.13
Diluted	$0.47	$0.51	$2.09	$2.12

AFFO per common share:
Basic	$0.48	$0.51	$2.17	$2.21
Diluted	$0.47	$0.51	$2.16	$2.20

Weighted-average number of common shares outstanding:
Basic	59,044	59,044	59,026	59,026
Diluted	59,322	59,322	59,263	59,263
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection(1)	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Centric Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,694
_____________
(1) Hotel is under contract to be sold with completion of the sale expected in Q4 2017.